Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill	Goodwill
The Company's goodwill relates to acquisitions of various companies.

The Company recognized goodwill impairment of $1,438 in the year ended December 31, 2023 due to the sales of Shopify's logistics businesses (see Note 4), presented within "Impairment on sales of Shopify's logistics businesses" in the consolidated statement of operations and comprehensive income (loss).

The remaining goodwill was tested for impairment as part of the Company's annual impairment test as of September 30, 2023. The Company exercised its option to bypass the qualitative assessment pursuant to ASC 350, Intangibles - Goodwill and Other, and performed a quantitative analysis. The Company determined that the consolidated business is represented by a single reporting unit and concluded the estimated fair value of the reporting unit, determined using market capitalization, was greater than its carrying amount.

There were no indicators of impairment between September 30, 2023, the date which the Company completed its annual impairment test of goodwill, and December 31, 2023. No goodwill impairment was recognized on the remaining goodwill during the year ended December 31, 2023 or in the year ended December 31, 2022.

The gross changes in the carrying amount of goodwill as of December 31, 2023 and December 31, 2022 are as follows:

	December 31, 2023	December 31, 2022
	$	$
Balance, beginning of the year	1,836	357
Acquisition of Deliverr	—	1,438
Other acquisitions(1)	29	41
Impairment on sales of Shopify's logistics businesses	(1,438)	—
Balance, end of the year	427	1,836
(1) During the years ended December 31, 2023 and 2022, the Company completed individually immaterial acquisitions that resulted in goodwill being recognized.